ADDISON-DAVIS DIAGNOSTICS, INC.

                                  EXHIBIT 32.1

                            CERTIFICATION OF OFFICERS
                       OF ADDISON-DAVIS DIAGNOSTICS, INC.
                          PURSUANT TO 18 USC SS. 1350,
                       AS ADOPTED PURSUANT TO SECTOIN 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Addison-Davis Diagnostics, Inc. (the "Company") on Form 10-KSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, I Edward W. Withrow III, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Annual Report fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b) Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original copy of this written statement required by Section 906 has been provided to Addison-Davis Diagnostics, Inc. and will be retained by Addison-Davis Diagnostics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



                                     Dated: September 30, 2005


                                     /s/ Edward W. Withrow III
                                     --------------------------------------
                                     Edward W. Withrow III
                                     Chief Executive Officer